SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2003

                         Keryx Biopharmaceuticals, Inc.
               (Exact name of registrant as specified in charter)

       Delaware                     000-30929                   13-4087132
 (State or other juris-            (Commission                (IRS Employer
diction of incorporation           File Number)             Identification No.)

  750 Lexington Avenue, 26th Floor,
               New York, NY                                        10022
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (212) 563-5965

                101 Main Street, 17th Floor, Cambridge, MA 02142
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

      The exhibit furnished as part of this Current Report on Form 8-K is listed on the Exhibit Index immediately preceding such exhibit, which Exhibit Index is incorporated herein by reference.

Item 9. Regulation FD Disclosure.

      On March 31, 2003, Keryx Biopharmaceuticals, Inc. issued a press release reporting its 2003 fourth quarter and year-end financial results. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 9 to this Report on Form 8-K.

Item 12. Results of Operations and Financial Condition.

On March 31, 2003, Keryx Biopharmaceuticals, Inc. issued a press release reporting its 2003 fourth quarter and year-end financial results. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12 to this Report on Form 8-K.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2003                     KERYX BIOPHARMACEUTICALS, INC.

                                        By:  /s/ Michael S. Weiss
                                           ------------------------------------
                                           Michael S. Weiss
                                           Chairman and Chief Executive Officer

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                                 EXHIBIT INDEX

Exhibit No.                              Description
-----------                              -----------
99.1                                     Press release dated March 31, 2003